UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 12, 2018
Date of Report (Date of earliest event reported)

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane, Ste. 100 Reno, Nevada 89511
(Address of Principal Executive Offices)

(775) 688-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Items

As previously disclosed, U-Haul Co. of Pennsylvania (“UHPA”) was advised in April 2018 that it was the target of an investigation by the U.S. Attorney’s Office for the Eastern District of Pennsylvania relating to the July 1, 2014 explosion of a 100-pound propane cylinder in use on a food truck, which cylinder was allegedly filled at a UHPA center.  On June 12, 2018 UHPA was indicted by a grand jury in the U.S. District Court for the Eastern District of Pennsylvania.  The six-count indictment charges UHPA with allegedly improperly filling propane cylinders that were overdue for periodic requalification; offering such cylinders for transportation; and failing to train and certify a UHPA employee dispensing propane.

UHPA is evaluating the indictment and intends to vigorously defend itself against the allegations and charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2018

AMERCO

/s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer